                             ATREVE SOFTWARE, INC.
                            1997 STOCK OPTION PLAN

                  (AS AMENDED AND RESTATED ON APRIL 9, 1998)


    1.  Purpose of the Plan.
        -------------------

    This stock option plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Atreve Software, Inc., a Delaware corporation (the "Company"), and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); and
(b) to officers, employees, consultants and directors of the Company and any present or future Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

    2.  Stock Subject to the Plan.
        -------------------------

    (a) The total number of shares of the authorized but unissued shares of the common stock, par value $.01 per share ("Common Stock"), of the Company for which options may be granted under the Plan shall not exceed 2,351,667 shares, subject to adjustment as provided in Section 11 hereof.

    (b) If an option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

    (c) Stock issuable or issued upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee (as defined in Section 3 below).

    3.  Administration of the Plan.
        --------------------------

    The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee of the Board (the "Committee") consisting of two or more members of the Board, to whom the Board may (except as provided in Section 4 hereof) delegate its authority hereunder. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no committee has been appointed. The decisions of the Board or the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board or the Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board or Committee member shall be liable for any action or determination made in good faith.

    If any such Committee is appointed, the Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall chose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by all members of the Committee.

    With respect to the participation of any officer or director in the Plan, his or her selection as an optionee, the number of option shares to be allocated to such officer or director, the exercise price and vesting of the options, and all other terms and conditions of such options, shall be determined by, or only in accordance with, the recommendations of the Committee. The provisions of the preceding sentence of this Section 3 shall not apply with respect to any option granted prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act").

    4.    Eligibility.
          -----------

    (a) Options designated as ISOs may be granted only to officers and other employees of the Company or a Related Corporation. Non-Qualified Options may be granted to any director, officer, employee, or consultant of the Company or a Related Corporation.

    (b) In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account such factors as the Committee may deem relevant.

    (c) No option designated as an ISO shall be granted to any employee of the Company or a Related Corporation if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of
Section 6 hereof shall apply.

    The maximum number of shares of the Company's Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 2,000,000 shares, taking into account shares granted during such taxable year under options that are terminated, and subject to adjustment under Section 11 hereof.

    5.    Option Agreement.
          ----------------

    Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

    6.    Exercise Price.
          --------------

    The exercise price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Options shall be as determined by the Committee, but in no event shall the exercise price be less than the minimum legal consideration required therefor under the General Corporation Law of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. Subject to Section 4(c) above, the exercise price or prices of shares of the Company's Common Stock for ISOs shall be not less than the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ/NMS") for the business day immediately preceding the date of the grant of the option, or, if not so reported, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

    7.   Manner of Payment; Manner of Exercise.
         -------------------------------------

    (a) Options granted under the Plan may provide for the payment of the exercise price as set forth in the Agreement or by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) if the Agreement with respect to the option so specifies, by delivery of the optionee's personal recourse promissory note, which promissory note shall comply with the provisions of Section 16 of this Plan, (iii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iv) any combination of (i), (ii) and (iii); provided, however,
                                                           --------  -------
that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such shares have been beneficially owned by the optionee, free and clear of any risk of forfeiture, for a period of at least six (6) months prior to the time of such payment;

provided, further, however, that any such payment shall be made only under such
-------- -------- --------
circumstances and on such terms as may from time to time be established by the Board. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 6 hereof. With the consent of the Board, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

    (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for fully paid non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, promptly following receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

    8.   Exercise of Options.
         -------------------

    Subject to the provisions of paragraphs 9 through 11, each option granted under the Plan shall be exercisable as follows:

    (a)  Vesting.  The option shall either be fully exercisable on the date of
         -------
grant or shall become exercisable thereafter in such installments as provided for in the Option Agreement executed pursuant to Section 5 hereof.

    (b)  Full Vesting of Installments.  Once an installment becomes exercisable
         ----------------------------
it shall remain exercisable until expiration or termination of the option, unless otherwise specified by the Committee.

    (c)  Partial Exercise.  Each option or installment may be exercised at any
         ----------------
time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    (d)  Acceleration of Vesting.  The Committee shall have the right to
         -----------------------
accelerate the date of exercise of any installment of any option; provided,
                                                                  --------
however, that the Committee shall not, without the consent of an optionee,
-------
accelerate the exercise date of any installment of any option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code.

    9.   Term of Options; Exercisability.
         -------------------------------

    (a)  Term.  Subject to Section 4(c) above, each option shall expire not more
         ----
than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as may be provided in the Agreement.

    (b)  Exercisability.  Except as otherwise provided in the Agreement, an
         --------------
option granted to an employee optionee who ceases to be an employee of the Company or a Related Corporation shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or such Related Corporation.

    10.  Options Not Transferable.  The right of any optionee to exercise any
         ------------------------
option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

    11.  Adjustments.  Upon the occurrence of any of the following events, an
         -----------
optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

    (a)  Stock Dividends and Stock Splits.  If the shares of Common Stock shall
         --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b)  Consolidations or Mergers.  In connection with, and prior to the
         -------------------------
consummation of, a C/M Transaction (as defined below), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding options, make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the C/M Transaction. For purposes hereof, a "C/M Transaction" shall mean
(i) a merger or consolidation of the Company with or into another entity in a transaction where the Company is not the resulting or surviving entity or (ii) a merger of the Company with or into another entity in a transaction where the shares of the Company's capital stock outstanding immediately prior to the closing of such merger are converted into or exchanged for cash, other property or securities of an entity other than the Company.

    (c)  Recapitalization or Reorganization.  In the event of a recapitalization
         ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his option prior to such recapitalization or reorganization.

    (d)  Modification of ISOs.  Notwithstanding the foregoing, any adjustments
         --------------------
made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

    (e)  Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

    (f)  Issuances of Securities.  Except as expressly provided herein, no
         -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (g)  Fractional Shares.  No fractional shares shall be issued under the Plan
         -----------------
and the optionee shall receive from the Company cash in lieu of such fractional shares.

    (h)  Adjustments.  Upon the happening of any of the events described in
         -----------
subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 2 hereof that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 11 and, subject to Section 3, its determination shall be conclusive.

    If any person or entity owning restricted Common Stock obtained by exercise of an option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

    12.  No Employment Rights.
         --------------------

    Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

    13.  Withholding.
         -----------

    The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise and employment tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

    14.  Restrictions on Issue of Shares.
         -------------------------------

    (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such option has been exercised are at the time of the issuance of such shares effectively registered or qualified under applicable federal and state securities laws now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable federal and state securities laws now in force or as hereafter amended.

    (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

    15.   Purchase for Investment; Rights of Holder on Subsequent Registration.
          --------------------------------------------------------------------

    Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

    16.  Loans.
         -----

    The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable federal and state laws and regulations regarding such loans must be met.

    17.  Approval of Stockholders.
         ------------------------

    The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or by written consent of stockholders holding at least a majority of the voting stock of the Company, within twelve
(12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

    18.  Termination and Amendment.
         -------------------------

    Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as
                                         --------  -------
provided in this Section 18, the Committee may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 17, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan. The Committee may grant options to persons hereunder after an amendment to the Plan by the Committee requiring stockholder approval under this Section 18, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. The Committee may terminate, amend or modify any outstanding option with or without the consent of the option holder; provided, however, that,
                                                  --------  -------
except as provided in Section 11, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

    19.  Reservation of Stock.
         --------------------

    The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

    20.  Limitation of Rights in the Option Shares.
         -----------------------------------------

    An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto, the exercise price shall have been paid in full, the optionee shall have complied with all applicable provisions of the Plan and the agreement pursuant to which such options were granted and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

    21.  Notices.
         -------

    Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention:
President, and, if to an optionee, to the address as appearing on the records of the Company.

Adopted by the Board of Directors: March 14, 1997

Adopted by the Stockholders: March 14, 1997

Amended and Restated by the Board of Directors: April 9, 1998

Amended and Restated Plan approved by the Stockholders:  June 9, 1998

                           WEBSPECTIVE SOFTWARE, INC.

                        Incentive Stock Option Agreement
                        --------------------------------

                            Option Number:  ISO-___

Specific Terms of the Option
----------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the WebSpective Software, Inc. 1997 Stock Option Plan (the

"Plan"), WebSpective Software, Inc. (formerly, Atreve Software, Inc.), a
 ----
Delaware corporation (the "Company"), hereby grants the following option (the
                           -------
"Option") to purchase Common Stock, par value $.01 per share (the "Common
-------                                                            ------
Stock"), of the Company:
-----

1.   Name of Person to Whom the Option is granted (the "Optionee"): [_________].
                                                        --------

2.   Date of Grant of Option (the "Grant Date"):  [_________].
                                   ----------

3.   Number of shares of Common Stock issuable under the Option (the "Option
                                                                      ------
Shares"):  [_________] shares, subject to adjustment as provided herein and in
------
the Plan.

4.   Option exercise price per Option Share (the "Exercise Price"):  [$_______],
                                                  --------------
subject to adjustment as provided herein and in the Plan.

5. Term of Option: Subject to Section 11 and Section 18(e) below, this Option shall terminate at 5:00 p.m., Boston Time, on [___________].

6.   Vesting Start Date:    [_________].

6A. Initial Date of Optionee's Employment with the Company: [_______] (the "Employment Date").
----------------

7. Acknowledgment: By executing below, the Optionee acknowledges and agrees that he or she has received a copy of the Plan, and that this Option is subject to the terms and conditions set forth in the Plan and the terms and conditions set forth in these Specific Terms of the Option and the attached Other Terms of the Option, including, without limitation, the restrictions on transfer, repurchase rights and other restrictions set forth herein and therein.

     IN WITNESS WHEREOF, the Company and the Optionee have entered into this Option Agreement (including the attached Other Terms of the Option) as an instrument under seal as of the Grant Date.

WEBSPECTIVE SOFTWARE, INC.

By:_________________________        X _____________________________
Name:                                 (Signature of Optionee)
Title:
                                    Print Name:____________________

                                    Date:__________________________

                                    Optionee's Address:____________

                                    _______________________________
                                    _______________________________
                                    _______________________________

Other Terms of the Option
-------------------------

     WHEREAS, in accordance with and subject to the terms set forth herein and in the immediately preceding Specific Terms of the Option (the "Specific
                                                                --------
Terms"), the Company desires to grant to the Optionee the Option pursuant to the
-----
terms of the Plan (capitalized terms used herein, unless otherwise defined herein, have the meanings ascribed to them in the Plan); and

     WHEREAS, in accordance with Section 5 of the Plan, these Other Terms of the Option, together with the Specific Terms, set forth the terms and conditions of the Option;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as set forth in the Specific Terms and as follows:

     8.  Grant of Option.  Pursuant to and subject to the Plan, the Company
         ---------------
hereby grants to the Optionee the Option to purchase from the Company all or any part of the Option Shares as set forth in Section 3 of the Specific Terms, subject to adjustment as provided herein and in the Plan, upon the terms and conditions set forth in the Plan and upon the additional terms and conditions hereinafter set forth. This Option is intended to qualify as an "incentive stock option" under Section 422 of the Code.

     9.  Exercise Price. The exercise price per share for the Option Shares
         --------------
shall be the Exercise Price as set forth in Section 4 of the Specific Terms, subject to adjustment as provided herein and in the Plan.

     10. Rights to Exercise. The Option shall be immediately exercisable with
         ------------------
respect to all of the Option Shares as of the Grant Date.

     11. Term of Options; Exercisability.
         -------------------------------

         (a)   Term.
               ----

               (1) The Option shall expire ten (10) years from the Grant Date, but shall be subject to earlier termination as herein provided.

               (2) If the Optionee's employment with the Company and all Related Corporations is terminated, for any reason or no reason, then, subject to Sections 11(a)(3), 11(a)(4) and 11(a)(5) below, the Option shall terminate on the earlier of (X) thirty days following the date the Optionee's employment is terminated, or
               (Y) on the date on which the Option expires by its terms in accordance with section 11(a)(1) above.

               (3) If the Optionee's employment is terminated because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option shall terminate on the earlier of (X) the last day of the sixth month from the date the Optionee ceases to be an employee of the Company, or (Y) on the date on which the Option expires by its terms, in accordance with
               Section 11(a)(1) above.

               (4) If the Optionee's employment is terminated because of the death of the Optionee, the Option shall terminate on the earlier of (X) the last day of the twelfth month from the date of death, or (Y) on the date on which the Option expires by its terms, in accordance with Section 11(a)(1) above.

               (5) If the Optionee's employment with the Company is terminated by the Company for Cause (as defined herein), the Option shall terminate immediately on the date of such termination.

          (b)  Definition of Cause.  For purposes hereof, "Cause" shall mean
               -------------------                         -----
conduct involving one or more of the following: (i) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation, if such disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty is materially detrimental to the interests of the Company or Related Corporation; (ii) the commission of an act of embezzlement or fraud that is materially detrimental to the interests of the Company or Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or Related Corporation which results in material loss, damage or injury to the Company or Related Corporation; (iv) the willful, unauthorized disclosure of any material trade secret or confidential information of the Company or Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to breach a contract with the Company or Related Corporation and which is materially detrimental to the interests of the Company or Related Corporation.

     12.  Manner and Exercise of Option.
          -----------------------------

          (a) The Option may be exercised in full or in part by giving written notice to the Company stating the number of Option Shares for which the Option is being exercised and accompanied by payment in full of the Exercise Price with respect to such Option Shares. Such notice shall be signed by the person or persons so exercising this Option. Payment of the Exercise Price for such Option Shares may be made in the following manner: (i) wholly in cash or by check payable to the Company; (ii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or (iii) by any combination of the foregoing. Upon such exercise, delivery of a certificate for fully paid, non-assessable Option Shares shall be made at the principal office of the Company to the person exercising the Option, promptly following receipt of the notice by the Company.

          (b) The Company shall at all times during the term of the Option reserve and keep available such number of Option Shares as will be sufficient to satisfy the requirements of the Option. The Optionee shall not have any of the rights of a stockholder of the Company in respect of the Option Shares until one or more certificates for such Option Shares shall be issued by the Company upon the due exercise of the Option.

     13.  Non-Transferability of the Option and the Option Shares.  (a) The
          -------------------------------------------------------
right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution. The Option may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

          (b) Except for the transfer of the Covered Shares (as defined herein) to the Company or its assignees as contemplated by this Agreement, none of the Unreleased Shares or any beneficial interest therein shall be transferred, pledged, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Right in accordance with the provisions of this Agreement. In addition, the Optionee shall not sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Released Shares that have been issued upon exercise of the Option, except in compliance with this Agreement, including, without limitation, in compliance with the following restrictions:
(i) the Company's right of repurchase set forth in Section 18, (ii) the Optionee's agreement to lock-up the Option Shares for a period of at least 180 days after the consummation of an underwritten public offering of Common Stock set forth in Section 22 and (iii) the right of first refusal in favor of the Company set forth in Section 17; provided, however, that the restrictions
                                 --------  -------
described in clause (iii) above shall not apply to transfers in compliance with the provisions of Section 21 (Permitted Transfers).

     14.  Representation Letter and Legends.
          ---------------------------------

          (a) In the event that for any reason the Option Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option so
                             --------
exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1
                                                                     ---------
and the Company shall place an "investment legend," so-called, as described in
Exhibit 1, upon any certificate for the Option Shares issued by reason of such
---------
exercise. In addition, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

          "The shares represented by this certificate are subject to restrictions on transfer (including a right of repurchase in favor of the Company) and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain stock option agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

          (b) The Company shall be under no obligation to qualify Option Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issuance of the Option Shares.

     15.  Recapitalization, Reorganizations, Changes in Control and the Like.
          ------------------------------------------------------------------
Except as otherwise set forth herein, adjustments and other matters relating to the merger or consolidation of the Company with or into another entity shall be made and determined in accordance with Section 11 of the Plan, as in effect on the date of this Agreement.

     16.  No Rights to Employment.  Neither the Plan, this Agreement nor the
          -----------------------
grant of this Option imposes any obligation on the Company or a Related Corporation to employ the Optionee.

     17.  Company's Right of First Refusal.
          --------------------------------

          (a) Exercise of Right.  If at any time the Optionee or his or her
              -----------------
legal representative (the "Transferor") desires to transfer all or any part of
                           ----------
the Option Shares to any person other than the Company (an "Offeror"), the
                                                            -------
Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii)
                 -----
give written notice (the "Option Notice") to the Company setting forth the
                          -------------
Optionee's desire to transfer such shares, which

Option Notice shall be accompanied by a photocopy of the Offer. The Option Notice must specify the name and address of the Offeror, the number of Option Shares subject to such Offer, the terms and conditions (including price) of the proposed transfer and any other material facts relating to the proposed transfer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option
                                                              --------------
Shares") specified in the Option Notice, such option to be exercisable by
------
giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Transferor. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares at the price per share and on the other terms and conditions, including deferred payment (if applicable), indicated in the Option Notice within 30 days from the date of delivery by the Company of such counter-notice. To the extent the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration to be paid by the Company exercising its option under this Section may, at the option of the Company, consist of cash equal to the value of such property, as determined in good faith by the Board of Directors of the Company.

          (b) Sale of Option Shares to Offeror.  The Transferor may, for 60 days
              --------------------------------
after the expiration of the 30-day period during which the Company may give the counter-notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Transferor shall not sell such Company
              --------  -------
Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within 30 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and provided, further, that prior to the
                                           --------  -------
sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Agreement. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this
Section 17.

          (c) Expiration of Company's Right of First Refusal and Transfer
              -----------------------------------------------------------
Restrictions.  The transfer restrictions set forth in this Section 17 (Company's
------------
Right of First Refusal) shall remain in effect until such time, if ever, as a distribution to the public is made of shares of Common Stock pursuant to a registration statement filed under the 1933 Act or a successor statute, at which time the transfer restrictions set forth in this section 17 will automatically terminate.

     18.  Company's Right of Repurchase.
          -----------------------------

          (a) Unreleased or Released Shares.  At any time when the Repurchase
              -----------------------------
Right (as defined below) of the Company is in effect, the Option Shares which are not yet released as of such time from the Repurchase Right pursuant to
Section 18(d) shall be referred to herein as "Unreleased Shares" and the Option
                                              -----------------
Shares which are released as of such time pursuant to Section 18(d) shall be referred to herein as "Released Shares." The term "Option Shares" used without
                       ---------------              -------------
reference to either Unreleased Shares or Released Shares shall mean both the Unreleased Shares and the Released Shares, without distinction.

          (b) Right of Repurchase.  The Company shall have the right (the
              -------------------
"Repurchase Right") to repurchase from the holder of this Option, all or any
-----------------
portion of the Covered Shares (as defined below) upon the occurrence of any of the events specified in Section 18(c) below (a "Repurchase Event"), at the
                                                ----------------
Exercise Price per Covered Share.  The Repurchase Right may be exercised by the

Company within 90 days following the later of the date of the exercise of this Option or the date the Company receives actual knowledge of a Repurchase Event (the "Repurchase Period"). The Repurchase Right shall be exercised by the
      -----------------
Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, which notice shall specify the number of Covered Shares to be so repurchased, and, together with such notice, tendering to the holder an amount equal to Exercise Price for each Covered Share to be so repurchased (such date and time of exercise being referred to herein as the "Company Exercise Date"). Upon
                                          ---------------------
exercise of the Repurchase Right in the manner provided in this Section 18(b), the holder shall deliver to the Company, within ten (10) days of receipt of the Company's notice of such repurchase, the stock certificate or certificates representing the Option Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances. If Covered Shares are not repurchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Agreement. For purposes hereof, the term "Covered
                                                                         -------
Shares" shall mean the number of Option Shares equal to the difference between
------
(i) the number of Option Shares for which the Option has been exercised as of the Company Exercise Date minus (ii) the number of Released Shares as of the
                          -----
Company Exercise Date; provided, however, that the number of Covered Shares
                       --------  -------
shall not be less than zero.

          (c)   Company's Right to Exercise Repurchase Right.  The Company shall
                --------------------------------------------
have the Repurchase Right in the event that any of the following events shall occur:

          (i) The termination of the Optionee's employment with the Company, voluntarily or involuntarily, for any reason whatsoever;

          (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares acquired upon exercise of this option by legal process, such as a levy of execution; or

          (iii) Distribution of shares held by the Optionee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company.

          (d)   Release of Option Shares from Repurchase Right. As of the
                ----------------------------------------------
Vesting Start Date set forth in Section 6 of the Specific Terms (the "Vesting
                                                                      -------
Start Date") all of the Option Shares shall be deemed to be Unreleased Shares.
----------
To the extent provided herein, the Option Shares, together with any additional rights or shares attributable to such Option Shares, will be released from the Repurchase Right and shall be deemed to be Released Shares as follows:

          (i) If the Optionee has been employed with the Company for less than one year as of the Vesting Start Date, a number of Option Shares equal to the product (rounded down) of (A) the Initial Vesting Percentage (as defined below) multiplied by (B) the total number
                                              -------------
                of Option Shares, shall be released from the Repurchase Right on the first anniversary of the Employment Date. In addition, commencing on the thirtieth day after the first anniversary of the Employment Date and on the last day of each successive 30-day period thereafter, a number of Option Shares equal to the quotient (rounded down) of (A) the total number of Option Shares divided by (B) 48, shall be released from the Repurchase Right.
                ------- --

          (ii) If the Optionee has been employed with the Company for one year or more as of the Vesting Start Date, then commencing on the thirtieth day after the Vesting Start Date and on the last day of each successive 30-day period thereafter, a number of Option Shares equal to the quotient (rounded down) of (A) the total number of Option Shares divided by (B) 48, shall be released
                                        ------- --
                from the Repurchase Right.

          (iii) From and after the occurrence of a Change in Control (as defined below), the total number of Option Shares released from the Repurchase Right as of a particular date shall be equal to the total number of Option Shares that would otherwise have been released pursuant to this Section 18(d) without giving effect to this Section 18(d)(iii) on the date that is 420 days after such date.

          (iv) The balance of the Unreleased Shares shall be released from the Repurchase Option on the fourth anniversary of the Vesting Start Date.

          For purposes hereof, the following terms shall have the following meanings:

                The term "Change in Control" shall mean the closing of (i) a
                          -----------------
sale by the Company of all or substantially all of its assets, (ii) the acquisition in a single transaction, or a series of related transactions, of shares of capital stock of the Company representing at least a majority of the issued and outstanding shares of capital stock of the Company (measured on the basis of voting power) by a person (as defined in Section 13(d) of the Exchange
Act), or (iii) a merger or consolidation of the Company with or into another entity in a transaction where the shares of the Company's capital stock outstanding immediately prior to the closing of such merger or consolidation represent or are converted into or exchanged for shares that represent less than a majority of the shares of capital stock of the resulting or surviving entity outstanding immediately after the closing of such merger or consolidation.

                The term "Initial Vesting Percentage" shall mean a percentage
                          --------------------------
equal to the quotient obtained by dividing (A) the number of complete 30-day periods that have elapsed from the Vesting Start Date through the first anniversary of the Employment Date by (B) forty-eight (48); provided, however,
                                   --                       --------  -------
if the Optionee's Vesting Start Date and Employment Date are the same, the Initial Vesting Percentage shall be equal to twenty-five percent (25%).

          (e)   Partial Exercise.  The number of shares for which this Option
                ----------------
shall be exercisable from and after the Company Exercise Date shall be reduced by, and the Option shall no longer be exercisable for, the number of Option Shares equal to the difference between (i) the number of Unreleased Shares as of the Company Exercise Date minus (ii) the number of Covered Shares as of the Company Exercise Date (such difference being referred to herein as the "Remaining Shares"). Notwithstanding anything to the contrary contained herein
-----------------
or in the Option Agreement, if, upon the occurrence of any Company Exercise Date, the number of Remaining Shares is zero or less, then the Option shall immediately terminate.

          (f)   Example.  By way of illustration only (assuming (i) the Optionee
                -------
was granted an Option to purchase 1,000 Option Shares on December 1, 1999 (such Optionee's Employment Date), (ii) the Vesting Start Date for such Optionee was December 1, 1999 and (iii) such Optionee was continuously employed with the Company through January 1, 2001 at which time a Change in Control occurred), the Option Shares relating to an Option would be released from the Repurchase Right as follows:

              1. On December 1, 2000, 250 Option Shares would be released from the Repurchase Right;

              2. On December 31, 2000, an additional 20 shares would be released from the Repurchase Right; and

              3. On January 1, 2001 (the occurrence of such Change in Control)
                 an additional 280 shares would be released from the Repurchase Right.

     19.  Adjustments for Changes in Capital Structure.  If there shall be any
          --------------------------------------------
change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Agreement (including the right of repurchase in favor of the Company contained in Section
18) shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board of Directors of the Company.

     20.  Failure to Deliver Company Option Shares.  If the Transferor fails or
          ----------------------------------------
refuses to deliver on a timely basis duly endorsed certificates representing Option Shares to be sold to the Company or its assignee pursuant to Section 17 or Section 18, the Company shall have the right to deposit the purchase price for such Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Transferor. All monies deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

     21.  Permitted Transfers.  Anything herein to the contrary notwithstanding,
          -------------------
the provisions of Sections 13(b), 17 and 18 shall not apply to: (a) any transfer of Released Shares that have been issued upon exercise of the Option by gift or bequest or through inheritance to, or for the benefit of, any member or members of the Optionee's immediate family; or (b) any transfer of Released Shares by the Optionee by way of gift for estate planning purposes to a trust for the benefit of the Optionee or any member of his or her immediate family.
In the event of any such transfer, prior to and as a condition precedent to such transfer, the transferee of such Released Shares shall provide the Company with a written agreement to be bound by the terms of this Agreement to the same extent as the Optionee, and such transferee shall hold the Released Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

     22.  Lock-up Agreement.  The Optionee agrees that in connection with an
          -----------------
underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the consummation of such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 22 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five
(5) years after the closing of the Company's initial public offering; provided,
                                                                      --------
however, that this Section 22 shall cease to apply to any Option Shares sold to
-------
the public pursuant to an effective registration statement or sold to the public pursuant to an exemption from the registration requirements of the Securities Act of 1933 in a transaction that complied with the terms of this Agreement.

     23.  Section 83(b) Election.  In order to ensure that the tax consequences
          ----------------------
of such exercise will be determined at the time of exercise, Optionee agrees to file a timely election under Section 83(b) of the Code to include in Optionee's taxable income, at the time of exercise, the difference between the fair market value of the Option Shares received upon exercise of this option and the amount paid for such shares; provided, however, that the Board, in its sole and
                      --------  -------
absolute discretion, may waive the requirement that the Optionee file such election.

     24.  Withholding Taxes.  The Company shall have the right to withhold (or
          -----------------
to cause a Related Corporation to withhold) from compensation otherwise payable to the Optionee, or to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholdings tax requirements in respect of the Option Shares being purchased by the Optionee prior to the issuance of such Option Shares and the delivery of any certificate or certificates for such Option Shares or the payment of any consideration specified in Section 13 of the Plan, and from time to time thereafter as a result of any reason whatsoever.

     25.  Notice to Company of Disqualifying Disposition.  The Optionee agrees
          ----------------------------------------------
to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any Option Shares acquired pursuant to the exercise of this Option. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the Grant Date or (b) the date one year after the date the Optionee acquires the Option Shares. The Optionee also agrees to provide the Company with any information concerning any such Disqualifying Disposition required by the Company for tax purposes.

     26.  Amendment and Waiver.  This Agreement may be amended, modified or
          --------------------
supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties.

     27.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof and, as to all other matters, shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

     28.  Notices.  Any notices or other communications required to be given
          -------
hereunder shall be given by hand delivery or by first class mail with all fees prepaid and addressed, if to the Company, to it at 66 B Street, Needham, Massachusetts 02194, Attn: President, and if to Optionee, to him at the address set forth in the signature page hereto.

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT



                                    [Date]
                                 ---------


WebSpective Software, Inc.
66 B Street
Needham, MA  02194

Gentlemen:

     In connection with the acquisition by me of ______ shares of common stock, $.01 par value per share (the "Shares"), of WebSpective Software, Inc., a
                               ------
Delaware corporation (the "Company"), I hereby represent to the Company as
                           -------
follows:

     (a) I hereby confirm that: (i) the Shares to be received by me will be acquired for investment only, for my own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof; and (ii) I have no current intention of selling, granting participation in or otherwise distributing the Shares. I further represent that I do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares.

     (b) I understand that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") on the basis that the acquisition of the
                             --------
Shares by me and the issuance of securities by the Company to me is exempt from registration under the 1933 Act and that the Company's reliance on such exemption is predicated on my representations set forth herein.

     (c) I represent that I have, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the 1933 Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment in the Company. I further represent that I am familiar with the business and financial condition, properties, operations and prospects of the Company. I further represent that I have had, prior to my acquisition of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the issuance and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to me or to which I have had access. I am satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which I am unaware. I have made, either alone or together with my advisors, such independent investigation of the Company as I deem to be, or my advisors deem to be, necessary or advisable in connection with this investment.

     (d) I understand that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act or applicable state securities laws, the Shares must be held indefinitely. In particular, I acknowledge that I am aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. I represent that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act or applicable state securities laws, I will not sell, transfer or otherwise dispose of the Shares.

     (e) I represent that I (i) am capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and have adequate means for providing for my current needs and contingencies, (ii) can afford to suffer a complete loss of my investment in the Shares, and (iii) understand and have taken cognizance of all risk factors related to the acquisition of the Shares.

     (f) I understand that the acquisition of the Shares involves a high degree of risk and there is no established market for the Company's capital stock and it is not likely that any public market for such stock will develop in the near future.

     (g) I represent that neither I nor anyone acting on my behalf has paid any commission or other remuneration to any person in connection with the acquisition of the Shares.

     (h) Independent of the additional restrictions on the transfer of the Shares contained herein, I agree that I will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until: (i) I shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition and (ii) if requested by the Company and at my expense or at the expense of my transferee, I shall have furnished to the Company an opinion of counsel, reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act, and applicable state securities laws.

     (i) I acknowledge that all certificates evidencing the Shares shall bear a legend in substantially the following form:

                             "TRANSFER RESTRICTED"
                              -------------------

          The shares represented by this certificate have not been registered under the Securities Act of 1933 and applicable state securities laws. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required under such Act and applicable state securities laws.

          The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain stock option agreement. Such agreement is available for inspection without charge at the office of the Secretary of the Company.

     (j) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

     (k) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of the stock option agreement referenced above. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

                                           Very truly yours,

                          WEBSPECTIVE SOFTWARE, INC.

                     Non-Qualified Stock Option Agreement
                     ------------------------------------

                           Option Number:  NQO-____

Specific Terms of the Option
----------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the WebSpective Software, Inc. 1997 Stock Option Plan (the "Plan"), WebSpective Software, Inc. (formerly, Atreve Software, Inc.), a
 ----
Delaware corporation (the "Company"), hereby grants the following option (the
                           -------
"Option") to purchase Common Stock, par value $.01 per share (the "Common
-------                                                            ------
Stock"), of the Company:
-----

1.   Name of Person to Whom the Option is granted (the "Optionee"): [_________].
                                                        --------

2.   Date of Grant of Option (the "Grant Date"):    [_________].
                                   ----------

3.  Number of shares of Common Stock issuable under the Option (the "Option
                                                                     ------
Shares"):    [_________] shares, subject to adjustment as provided herein and in
------
the Plan.

4.   Option exercise price per Option Share (the "Exercise Price"): [$_____],
                                                  --------------
subject to adjustment as provided herein and in the Plan.

5. Term of Option: Subject to Section 11 and Section 18(e) below, this Option shall terminate at 5:00 p.m., Boston Time, on [___________].

6.   Vesting Start Date:    [_________].

6A.  Initial Date of Optionee's Business Relationship with the Company:
[_________] (the "Start Date").
                  ----------

7. Acknowledgment: By executing below, the Optionee acknowledges and agrees that he or she has received a copy of the Plan, and that this Option is subject to the terms and conditions set forth in the Plan and the terms and conditions set forth in these Specific Terms of the Option and the attached Other Terms of the Option, including, without limitation, the restrictions on transfer, repurchase rights and other restrictions set forth herein and therein.

     IN WITNESS WHEREOF, the Company and the Optionee have entered into this Option Agreement (including the attached Other Terms of the Option) as an instrument under seal as of the Grant Date.

WEBSPECTIVE SOFTWARE, INC.

By:____________________________     X______________________________
Name:                                (Signature of Optionee)
Title:
                                    Print Name:____________________

                                    Date:__________________________

                                    Optionee's Address:

                                    _______________________________
                                    _______________________________
                                    _______________________________

Other Terms of the Option
-------------------------

     WHEREAS, the Optionee has rendered and/or will render services to the Company or a Related Corporation as an employee, officer, director or consultant (such services being referred to herein as maintaining or being involved in a "Business Relationship with the Company");
---------------------------------------

     WHEREAS, in accordance with and subject to the terms set forth herein and in the immediately preceding Specific Terms of the Option (the "Specific
                                                                --------
Terms"), the Company desires to grant to the Optionee the Option pursuant to the
-----
terms of the Plan (capitalized terms used herein, unless otherwise defined herein, have the meanings ascribed to them in the Plan); and

     WHEREAS, in accordance with Section 5 of the Plan, these Other Terms of the Option, together with the Specific Terms, set forth the terms and conditions of the Option;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as set forth in the Specific Terms and as follows:

     8.   Grant of Option. Pursuant to and subject to the Plan, the Company
          ---------------
hereby grants to the Optionee the Option to purchase from the Company all or any part of the Option Shares as set forth in Section 3 of the Specific Terms, subject to adjustment as provided herein and in the Plan, upon the terms and conditions set forth in the Plan and upon the additional terms and conditions hereinafter set forth.

     9.   Exercise Price. The exercise price per share for the Option Shares
          --------------
shall be the Exercise Price as set forth in Section 4 of the Specific Terms, subject to adjustment as provided herein and in the Plan.

     10.  Rights to Exercise. The Option shall be immediately exercisable with
          ------------------
respect to all of the Option Shares as of the Grant Date.

     11.  Term of Options; Exercisability.
          -------------------------------

          (a)  Term.
               ----

               (1) The Option shall expire ten (10) years from the Grant Date, but shall be subject to earlier termination as herein provided.

               (2) If the Optionee's Business Relationship with the Company and all Related Corporations is terminated, for any reason or no reason, then, subject to Sections 11(a)(3), 11(a)(4) and 11(a)(5) below, the Option shall terminate on the earlier of (X) thirty days following the date the Optionee's Business Relationship is terminated, or (Y) on the date on which the Option expires by its terms in accordance with section 11(a)(1) above.

               (3) If the Optionee is employed with the Company or a Related Corporation and such employment is terminated because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the

               Option shall terminate on the earlier of (X) the last day of the sixth month from the date the Optionee ceases to be an employee of the Company, or (Y) on the date on which the Option expires by its terms, in accordance with Section 11(a)(1) above.

               (4) If the Optionee is employed with the Company or a Related Corporation and such employment is terminated because of the death of the Optionee, the Option shall terminate on the earlier of (X) the last day of the twelfth month from the date of death, or (Y) on the date on which the Option expires by its terms, in accordance with Section 11(a)(1) above.

               (5) If the Optionee's Business Relationship with the Company is terminated by the Company for Cause (as defined herein), the Option shall terminate immediately on the date of such termination.

          (b)  Definition of Cause.  For purposes hereof, "Cause" shall mean
               -------------------                         -----
conduct involving one or more of the following: (i) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation, if such disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty is materially detrimental to the interests of the Company or Related Corporation; (ii) the commission of an act of embezzlement or fraud that is materially detrimental to the interests of the Company or Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or Related Corporation which results in material loss, damage or injury to the Company or Related Corporation; (iv) the willful, unauthorized disclosure of any material trade secret or confidential information of the Company or Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to breach a contract with the Company or Related Corporation and which is materially detrimental to the interests of the Company or Related Corporation.

     12.  Manner and Exercise of Option.
          -----------------------------

          (a) The Option may be exercised in full or in part by giving written notice to the Company stating the number of Option Shares for which the Option is being exercised and accompanied by payment in full of the Exercise Price with respect to such Option Shares. Such notice shall be signed by the person or persons so exercising this Option. Payment of the Exercise Price for such Option Shares may be made in the following manner: (i) wholly in cash or by check payable to the Company; (ii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or (iii) by any combination of the foregoing. Upon such exercise, delivery of a certificate for fully paid, non-assessable Option Shares shall be made at the principal office of the Company to the person exercising the Option, promptly following receipt of the notice by the Company.

          (b) The Company shall at all times during the term of the Option reserve and keep available such number of Option Shares as will be sufficient to satisfy the requirements of the Option. The Optionee shall not have any of the rights of a stockholder of the Company in respect of the Option Shares until one or more certificates for such Option Shares shall be issued by the Company upon the due exercise of the Option.

     13.  Non-Transferability of the Option and the Option Shares.  (a) The
          -------------------------------------------------------
right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution. The Option may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

          (b) Except for the transfer of the Covered Shares (as defined herein) to the Company or its assignees as contemplated by this Agreement, none of the Unreleased Shares or any beneficial interest therein shall be transferred, pledged, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Right in accordance with the provisions of this Agreement. In addition, the Optionee shall not sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Released Shares that have been issued upon exercise of the Option, except in compliance with this Agreement, including, without limitation, in compliance with the following restrictions:
(i) the Company's right of repurchase set forth in Section 18, (ii) the Optionee's agreement to lock-up the Option Shares for a period of at least 180 days after the consummation of an underwritten public offering of Common Stock set forth in Section 22 and (iii) the right of first refusal in favor of the Company set forth in Section 17; provided, however, that the restrictions
                                 --------  -------
described in clause (iii) above shall not apply to transfers in compliance with the provisions of Section 21 (Permitted Transfers).


     14.  Representation Letter and Legends.
          ---------------------------------

          (a) In the event that for any reason the Option Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option so
                             --------
exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1
                                                                     ---------
and the Company shall place an "investment legend," so-called, as described in
Exhibit 1, upon any certificate for the Option Shares issued by reason of such
---------
exercise. In addition, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

          "The shares represented by this certificate are subject to restrictions on transfer (including a right of repurchase in favor of the Company) and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain stock option agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

          (b) The Company shall be under no obligation to qualify Option Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issuance of the Option Shares.

     15.  Recapitalization, Reorganizations, Changes in Control and the Like.
          ------------------------------------------------------------------
Except as otherwise set forth herein, adjustments and other matters relating to the merger or consolidation of the Company with or into another entity shall be made and determined in accordance with Section 11 of the Plan, as in effect on the date of this Agreement.

     16.  No Rights to Employment.  Neither the Plan, this Agreement nor the
          -----------------------
grant of this Option imposes any obligation on the Company or a Related Corporation to employ the Optionee.

     17.  Company's Right of First Refusal.
          --------------------------------

          (a)  Exercise of Right.  If at any time the Optionee or his or her
               -----------------
legal representative (the "Transferor") desires to transfer all or any part of
                           ----------
the Option Shares to any person other than the Company (an "Offeror"), the
                                                            -------
Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii)
                 -----
give written notice (the "Option Notice") to the Company setting forth the
                          -------------
Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer. The Option Notice must specify the name and address of the Offeror, the number of Option Shares subject to such Offer, the terms and conditions (including price) of the proposed transfer and any other material facts relating to the proposed transfer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice,
                         ---------------------
such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Transferor. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares at the price per share and on the other terms and conditions, including deferred payment (if applicable), indicated in the Option Notice within 30 days from the date of delivery by the Company of such counter-notice. To the extent the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration to be paid by the Company exercising its option under this Section may, at the option of the Company, consist of cash equal to the value of such property, as determined in good faith by the Board of Directors of the Company.

          (b)  Sale of Option Shares to Offeror. The Transferor may, for 60 days
               --------------------------------
after the expiration of the 30-day period during which the Company may give the counter-notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Transferor shall not sell such Company
              --------  -------
Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within 30 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and provided, further, that prior to the
                                           --------  -------
sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Agreement. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this
Section 17.

          (c)  Expiration of Company's Right of First Refusal and Transfer
               -----------------------------------------------------------
Restrictions.  The transfer restrictions set forth in this Section 17 (Company's
------------
Right of First Refusal) shall remain in effect until such time, if ever, as a distribution to the public is made of shares of Common Stock pursuant to a registration statement filed under the 1933 Act or a successor statute, at which time the transfer restrictions set forth in this section 17 will automatically terminate.

     18.  Company's Right of Repurchase.
          -----------------------------

          (a)  Unreleased or Released Shares.  At any time when the Repurchase
               -----------------------------
Right (as defined below) of the Company is in effect, the Option Shares which are not yet released as of such time from the Repurchase Right pursuant to
Section 18(d) shall be referred to herein as "Unreleased Shares" and the Option
                                              -----------------
Shares which are released as of such time pursuant to Section 18(d) shall be referred to herein as "Released Shares." The term "Option Shares" used without
                       ---------------              -------------
reference to either Unreleased

Shares or Released Shares shall mean both the Unreleased Shares and the Released Shares, without distinction.

          (b)  Right of Repurchase.  The Company shall have the right (the
               -------------------
"Repurchase Right") to repurchase from the holder of this Option, all or any
-----------------
portion of the Covered Shares (as defined below) upon the occurrence of any of the events specified in Section 18(c) below (a "Repurchase Event"), at the
                                                ----------------
Exercise Price per Covered Share. The Repurchase Right may be exercised by the Company within 90 days following the later of the date of the exercise of this Option or the date the Company receives actual knowledge of a Repurchase Event (the "Repurchase Period"). The Repurchase Right shall be exercised by the
      -----------------
Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, which notice shall specify the number of Covered Shares to be so repurchased, and, together with such notice, tendering to the holder an amount equal to Exercise Price for each Covered Share to be so repurchased (such date and time of exercise being referred to herein as the "Company Exercise Date"). Upon
                                          ---------------------
exercise of the Repurchase Right in the manner provided in this Section 18(b), the holder shall deliver to the Company, within ten (10) days of receipt of the Company's notice of such repurchase, the stock certificate or certificates representing the Option Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances. If Covered Shares are not repurchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Agreement. For purposes hereof, the term "Covered
                                                                         -------
Shares" shall mean the number of Option Shares equal to the difference between
------
(i) the number of Option Shares for which the Option has been exercised as of the Company Exercise Date minus (ii) the number of Released Shares as of the
                          -----
Company Exercise Date; provided, however, that the number of Covered Shares
                       --------  -------
shall not be less than zero.

          (c) Company's Right to Exercise Repurchase Right.  The Company shall
              --------------------------------------------
have the Repurchase Right in the event that any of the following events shall occur:

          (i) The termination of the Optionee's Business Relationship with the Company, voluntarily or involuntarily, for any reason whatsoever;

          (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares acquired upon exercise of this option by legal process, such as a levy of execution; or

          (iii) Distribution of shares held by the Optionee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company.

          (d)   Release of Option Shares from Repurchase Right.  As of the
                ----------------------------------------------
Vesting Start Date set forth in Section 6 of the Specific Terms (the "Vesting
                                                                 -------------
Start Date") all of the Option Shares shall be deemed to be Unreleased Shares. To the extent provided herein, the Option Shares, together with any additional rights or shares attributable to such Option Shares, will be released from the Repurchase Right and shall be deemed to be Released Shares as follows:

          (i) If the Optionee has had a Business Relationship with the Company for less than one year as of the Vesting Start Date, a number of Option Shares equal to the product (rounded down) of (A) the Initial Vesting Percentage (as defined below)
               multiplied by (B) the total number of Option Shares, shall be
               ---------- --
               released from the Repurchase Right on the first anniversary of the Start Date. In addition, commencing on the thirtieth day after the first anniversary of the Start Date and on the last day of each successive 30-day period thereafter, a number of Option Shares equal to the quotient (rounded down) of (A) the total number of Option Shares divided by (B) 48, shall be released
                                       ------- --
               from the Repurchase Right.

         (ii) If the Optionee has had a Business Relationship with the Company for one year or more as of the Vesting Start Date, then commencing on the thirtieth day after the Vesting Start Date and on the last day of each successive 30-day period thereafter, a number of Option Shares equal to the quotient (rounded down) of
               (A) the total number of Option Shares divided by (B) 48, shall
                                                     ------- --
               be released from the Repurchase Right.

         (iii) From and after the occurrence of a Change in Control (as defined below), the total number of Option Shares released from the Repurchase Right as of a particular date shall be equal to the total number of Option Shares that would otherwise have been released pursuant to this Section 18(d) without giving effect to this Section 18(d)(iii) on the date that is 420 days after such date.

         (iv) The balance of the Unreleased Shares shall be released from the Repurchase Option on the fourth anniversary of the Vesting Start Date.

         For purposes hereof, the following terms shall have the following meanings:

               The term "Change in Control" shall mean the closing of (i) a sale
                         -----------------
by the Company of all or substantially all of its assets, (ii) the acquisition in a single transaction, or a series of related transactions, of shares of capital stock of the Company representing at least a majority of the issued and outstanding shares of capital stock of the Company (measured on the basis of voting power) by a person (as defined in Section 13(d) of the Exchange Act), or
(iii) a merger or consolidation of the Company with or into another entity in a transaction where the shares of the Company's capital stock outstanding immediately prior to the closing of such merger or consolidation represent or are converted into or exchanged for shares that represent less than a majority of the shares of capital stock of the resulting or surviving entity outstanding immediately after the closing of such merger or consolidation.

               The term "Initial Vesting Percentage" shall mean a percentage
                         --------------------------
equal to the quotient obtained by dividing (A) the number of complete 30-day periods that have elapsed from the Vesting Start Date through the first anniversary of the Start Date by (B) forty-eight (48); provided, however, if the
                              --                       --------  -------
Optionee's Vesting Start Date and Start Date are the same, the Initial Vesting Percentage shall be equal to twenty-five percent (25%).

          (e)  Partial Exercise.  The number of shares for which this Option
               ----------------
shall be exercisable from and after the Company Exercise Date shall be reduced by, and the Option shall no longer be exercisable for, the number of Option Shares equal to the difference between (i) the number of Unreleased Shares as of the Company Exercise Date minus (ii) the number of Covered Shares as of the Company Exercise Date (such difference being referred to herein as the "Remaining Shares"). Notwithstanding anything to the contrary contained herein
-----------------
or in the Option Agreement, if, upon the occurrence of any Company Exercise Date, the number of Remaining Shares is zero or less, then the Option shall immediately terminate.

          (f)  Example.  By way of illustration only (assuming (i) the Optionee
               -------
was granted an Option to purchase 1,000 Option Shares on December 1, 1999 (such Optionee's Start Date), (ii) the Vesting Start Date for such Optionee was December 1, 1999 and (iii) such Optionee was involved in a Business Relationship with the Company through January 1, 2001 at which time a Change in Control occurred), the Option Shares relating to an Option would be released from the Repurchase Right as follows:

               1. On December 1, 2000, 250 Option Shares would be released from the Repurchase Right;

               2. On December 31, 2000, an additional 20 shares would be released from the Repurchase Right; and

               3. On January 1, 2001 (the occurrence of such Change in Control) an additional 280 shares would be released from the Repurchase Right.

     19.  Adjustments for Changes in Capital Structure.  If there shall be any
          --------------------------------------------
change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Agreement (including the right of repurchase in favor of the Company contained in Section
18) shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board of Directors of the Company.

     20.  Failure to Deliver Company Option Shares.  If the Transferor fails or
          ----------------------------------------
refuses to deliver on a timely basis duly endorsed certificates representing Option Shares to be sold to the Company or its assignee pursuant to Section 17 or Section 18, the Company shall have the right to deposit the purchase price for such Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Transferor. All monies deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

     21.  Permitted Transfers.  Anything herein to the contrary notwithstanding,
          -------------------
the provisions of Sections 13(b), 17 and 18 shall not apply to: (a) any transfer of Released Shares that have been issued upon exercise of the Option by gift or bequest or through inheritance to, or for the benefit of, any member or members of the Optionee's immediate family; or (b) any transfer of Released Shares by the Optionee by way of gift for estate planning purposes to a trust for the benefit of the Optionee or any member of his or her immediate family. In the event of any such transfer, prior to and as a condition precedent to such transfer, the transferee of such Released Shares shall provide the Company with a written agreement to be bound by the terms of this Agreement to the same extent as the Optionee, and such transferee shall hold the Released Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

     22.  Lock-up Agreement.  The Optionee agrees that in connection with an
          -----------------
underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the consummation of such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 22 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering; provided, however, that this Section 22 shall cease to apply to
                 --------  -------
any Option Share sold to the public pursuant to an effective registration statement or sold to the public pursuant to an exemption from the registration requirements of the Securities Act of 1933 in a transaction that complied with the terms of this Agreement.

     23.  Section 83(b) Election.  In order to ensure that the tax consequences
          ----------------------
of such exercise will be determined at the time of exercise, Optionee agrees to file a timely election under Section 83(b) of the Code to include in Optionee's taxable income, at the time of exercise, the difference between the fair market value of the Option Shares received upon exercise of this option and the amount paid for such shares; provided, however, that the Board, in its sole and
                      --------  -------
absolute discretion, may waive the requirement that the Optionee file such election.

     24.  Withholding Taxes.  The Company shall have the right to withhold (or
          -----------------
to cause a Related Corporation to withhold) from compensation otherwise payable to the Optionee, or to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholdings tax requirements in respect of the Option Shares being purchased by the Optionee prior to the issuance of such Option Shares and the delivery of any certificate or certificates for such Option Shares or the payment of any consideration specified in Section 13 of the Plan, and from time to time thereafter as a result of any reason whatsoever.

     25.  Amendment and Waiver.  This Agreement may be amended, modified or
          --------------------
supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties.

     26.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof and, as to all other matters, shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

     27.  Notices.  Any notices or other communications required to be given
          -------
hereunder shall be given by hand delivery or by first class mail with all fees prepaid and addressed, if to the Company, to it at 66 B Street, Needham, Massachusetts 02194 Attn: President, and if to Optionee, to him at the address set forth in the signature page hereto.

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT


                                            [Date]
                                     -------------



WebSpective Software, Inc.
66 B Street
Needham, MA  02194

Gentlemen:

     In connection with the acquisition by me of ______ shares of common stock, $.01 par value per share (the "Shares"), of WebSpective Software, Inc., a
                               ------
Delaware corporation (the "Company"), I hereby represent to the Company as
                           -------
follows:

     (a) I hereby confirm that: (i) the Shares to be received by me will be acquired for investment only, for my own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof; and (ii) I have no current intention of selling, granting participation in or otherwise distributing the Shares. I further represent that I do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares.

     (b) I understand that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") on the basis that the acquisition of the
                             --------
Shares by me and the issuance of securities by the Company to me is exempt from registration under the 1933 Act and that the Company's reliance on such exemption is predicated on my representations set forth herein.

     (c) I represent that I have, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the 1933 Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment in the Company. I further represent that I am familiar with the business and financial condition, properties, operations and prospects of the Company. I further represent that I have had, prior to my acquisition of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the issuance and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to me or to which I have had access. I am satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which I am unaware. I have made, either alone or together with my advisors, such independent investigation of the Company as I deem to be, or my advisors deem to be, necessary or advisable in connection with this investment.

     (d) I understand that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act or applicable state securities laws, the Shares must be held indefinitely. In particular, I acknowledge that I am aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. I represent that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act or applicable state securities laws, I will not sell, transfer or otherwise dispose of the Shares.

     (e) I represent that I (i) am capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and have adequate means for providing for my current needs and contingencies, (ii) can afford to suffer a complete loss of my investment in the Shares, and (iii) understand and have taken cognizance of all risk factors related to the acquisition of the Shares.

     (f) I understand that the acquisition of the Shares involves a high degree of risk and there is no established market for the Company's capital stock and it is not likely that any public market for such stock will develop in the near future.

     (g) I represent that neither I nor anyone acting on my behalf has paid any commission or other remuneration to any person in connection with the acquisition of the Shares.

     (h) Independent of the additional restrictions on the transfer of the Shares contained herein, I agree that I will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until: (i) I shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition and (ii) if requested by the Company and at my expense or at the expense of my transferee, I shall have furnished to the Company an opinion of counsel, reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act, and applicable state securities laws.

     (i) I acknowledge that all certificates evidencing the Shares shall bear a legend in substantially the following form:

                                 "TRANSFER RESTRICTED"
                                  -------------------

          The shares represented by this certificate have not been registered under the Securities Act of 1933 and applicable state securities laws. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required under such Act and applicable state securities laws.

          The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain stock option agreement. Such agreement is available for inspection without charge at the office of the Secretary of the Company.

     (j) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

     (k) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of the stock option agreement referenced above. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

                                                 Very truly yours,

                                      -3-